American Century ETF Trust Summary Prospectus and Prospectus Supplement American Century® Quality Convertible Securities ETF American Century® Quality Preferred ETF
Supplement dated July 25, 2025 ■ Summary Prospectus and Prospectus dated January 1, 2025

The Board of Trustees has approved the liquidation and termination of the American Century Quality Convertible Securities ETF and the American Century Quality Preferred ETF (each, a “Fund” and collectively, the “Funds”). Accordingly, shares of the Funds will cease trading on the Cboe BZX Exchange, Inc. (the “Exchange”), and will be closed to purchase by investors as of the close of regular trading on the Exchange on September 8, 2025 (the “Closing Date”). The Funds will stop accepting purchase orders as of market close on September 3, 2025 and will stop accepting redemption orders as of market close on the Closing Date.
From the Closing Date through September 15, 2025 (the “Liquidation Date”), shareholders will be unable to dispose of their shares on the Exchange, and there is no assurance that there will be a market for a Fund’s shares during this period.
From the date of this supplement through the Liquidation Date, each Fund should be expected to depart from its stated investment objective and strategies as it converts any remaining portfolio holdings to cash in preparation for the final distribution to shareholders.
On or about the Liquidation Date, each Fund will distribute the net asset value per share in cash, pro rata, to all shareholders who have not previously redeemed or sold their shares. As calculated and distributed on the Liquidation Date, each Fund’s net asset value will reflect certain costs of closing the Fund. Once the distributions are complete, the Funds will terminate.
For shareholders subject to federal income tax, the liquidation of the Funds will result in one or more taxable events. A sale or exchange of a Fund’s shares prior to the Liquidation Date will generally give rise to a capital gain or loss for federal income tax purposes. Each Fund may also declare taxable distributions, including distributions of capital gains in connection with the liquidation, prior to the Liquidation Date. Lastly, any liquidation proceeds paid to a Fund shareholder should generally be treated as received in exchange for the shareholder’s shares and will therefore generally give rise to a capital gain or loss, depending on the shareholder’s tax basis. Please consult your personal tax advisor about the potential tax consequences.

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